TherapeuticsMD, Inc. 8-K

Exhibit 99.1

1 INVESTOR UPDATE July 9, 2019 ANNOVERA ™ Building a Premier Women’s Health Portfolio ( segesterone acetate and ethinyl estradiol vaginal system)

2 2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc. (referred to as “we” and “our”) may contain forward - looking statements. Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate. Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control. Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following: our ability to maintain or increase sales of our products; our ability to develop and commercialize IMVEXXY ® , ANNOVERA TM , BIJUVA T ® and our hormone therapy drug candidates and obtain additional financing necessary therefor; whether we will be able to comply with the covenants and conditions under our term loan facility; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of our current or future approved products or preclude the approval of our future drug candidates; the length, cost and uncertain results of future clinical trials; the ability of our licensees to commercialize a nd distribute our products; our reliance on third parties to conduct our manufacturing, research and development and clinical trials; the availability of reimbursement from government authorities and health insurance companies for our products; the impact of product liability lawsuits; the influence of extensive and costly government regulation; the volatility of the trad ing price of our common stock and the concentration of power in our stock ownership. This non - promotional presentation is intended for investor audiences only.

Seasoned Management Team with a Proven Track Record of Commercial Execution


Tommy
Thompson
Chairman
of the Board

- Former US Secretary of Health and Human Services (2001-2005)
- Holds multiple board memberships, including Centene and United Therapeutics
- 40-year public health career


Angus
Russell
Board Member

- Former Chief Executive Officer and Chief Financial Officer of Shire PLC
- Former Vice President of Corporate Finance at AstraZeneca
- Holds multiple board memberships, including Chairman of Revance Therapeutics


J. Martin
Carroll
Board Member

- Former President and Chief Executive Officer of Boehringer Ingelheim (US)
- Former EVP of Customer Marketing and Sales of US Human Health at Merck
- Holds multiple board memberships, including Catalent


Jane
Barlow
Board Member

- 25 years of clinical and strategic healthcare experience
- Former Chief Medical Officer of CVS Health's Medicare and Government Services
- Former Vice President of Clinical Innovation at MEDCO Health Solutions


Robert
Finizio
CEO,
Co-Founder,
and Director

- Co-founded vitaMedMD in 2008
- Co-founded CareFusion (Sold to Cardinal Health in 2006)
- 22 years of experience in early stage healthcare company development


Brian
Bernick, MD
Co-Founder
and Director

- Co-founded vitaMedMD in 2008
- 25 years of experience in healthcare/women's health
- Past OBGYN Department Chair - Boca Raton Regional Hospital
- Past ACOG Committee Member
- OBGYN – trained University of Pennsylvania


John
Milligan
President

- Co-founded CareFusion
- Held executive sales and operation management positions at McKesson, Cardinal, and Omnicell
- 20+ years of operations experience


Dan
Cartwright
Chief Financial
Officer

- Former CFO of American Wireless, Telegeography, and WEB Corp
- Participated in American Wireless/Arush Entertainment merger
- Former KPMG and PricewaterhouseCoopers accountant


Sebastian
Mirkin, M.D.
Chief Medical
Officer

- Former Clinical Lead of Women's Health at Pfizer
- 15+ years of experience developing women's health products
- Reproductive endocrinologist & infertility specialist


Dawn
Halkuff
Chief
Commercial
Officer

- 20+ years of commercial and marketing experience
- SVP of the Pfizer Consumer Healthcare Wellness Organization
- Commercial lead for sales and marketing of the Pfizer Women's Health Division


Julia
Amadio
Chief Product
Officer

- 25+ years of women's health pharmaceutical experience
- Product development leader for J&J, Wyeth, Aventis, and others
- Worked on development of Prempro®, Premphase®, and Estalis®


Christian
Bloomgren
SVP, Sales

- 16+ years of experience in the pharmaceuticals and biotech
- Created a national sales channel, led the Specialty Diagnostics business at ViaCell, Inc.
- Product launch and sales management roles at Eli Lilly & Company and KV Pharmaceutical

TherapeuticsMD®
For Her. For Life.
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TherapeuticsMD® (TXMD)

Innovative women's health company exclusively focused on developing and commercializing products for women throughout their life cycles

Imvexxy® (estradiol vaginal inserts) 4 mcg - 10 mcg	Bijuva 1mg/100mg (estradiol and progesterone) capsules	ANNOVERA™ (segesterone acetate and ethinyl estradiol vaginal system)
DYSPAREUNIA (a symptom of VVA due to Menopause)	**VASOMOTOR SYMPTOMS** (Hot Flashes due to Menopause)	**PREGNANCY PREVENTION**
		
Easy to use, lowest approved dose, designed to support patient adherence	First and only FDA-approved bio-identical combination hormone therapy	First and only long-lasting (one year/13 cycles), procedure-free, patient-controlled, reversible birth control product
32 million women affected[1,2]	36 million women affected[3]	43 million women affected[4]
Launched	Launched	Limited launch expected 3Q19

1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. *Menopause*. 2013;20(9):888–902.
2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of the Women's Health Initiative. *Menopause*. 2011;18(11):1160–1171
3) Derived from U.S. Census data on women in the age group who normally experience symptoms.
4) Contraceptive Use in the United States, Guttmacher, July 2018. IQVIA Patient Tracker.

TherapeuticsMD®
For Her. For Life.
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5 5 Focused on lifespan of the patient and healthcare provider’s needs ▪ Innovative products, chronic conditions, large markets ▪ 200 sales representatives focused on single call point ▪ Products transition from one to the next through the various stages of life • contraception  prenatal vitamins  contraception  vasomotor symptoms  vulvar and vaginal atrophy ▪ Patient cost conscious portfolio • Products with patient out - of - pocket costs of $35 or less with copay programs* • Possibility of no out - of - pocket costs for Annovera Portfolio Approach to Women’s Health Sum of the Parts ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system) ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system) Prenatal Vitamins * $35 or less copay with commercial coverage. Offer not valid for patients enrolled in Medicare, Medicaid, or other federal or state health care programs (including any state pharmaceutical assistance programs). Program Terms, Conditions, and Eligibility Criteria apply.

The image part with relationship ID rId2 was not found in the file. 6 6 ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system ) The Power of A Women’s Health Portfolio Market Opportunity 1 Overlapping Prescribers & Patients The Power of 3 Even though there are over 400,000 total writers for these products 2 ~25,000 targets we call on represent over 60% of market opportunity for each product 2 REPRODUCTIVE PORTFOLIO MENOPAUSE PORTFOLIO 5.5M units IMVEXXY 15.8 units BIJVUA 28M units ANNOVERA 1) Symphony Health Integrated Dataverse . 2) I QVIA National Prescriber Level Data.

7 7 Women are Menopausal More Than One - third of Their Lives 1 1. Parish SJ, et al. Menopause. 2018;25(8):937 - 941. 2. North American Menopause Society. Menopause 101. www.menopause.org/for - women/menopauseflashes/menopause - symptoms - and - treatments/menopause - 101 - a - primer - for - the - perimenopausal. Accessed March 25, 2019. 3. US Census Bureau. http://worldpopulationreview.com/countries/united - states - population/ Accessed April 23, 2019 4. North American Menopause Society. Menopause . 2013;20(9):888 - 902. 5. Wysocki S et al. Clin Med Insights Reprod Health . 2014;8:23 - 30. 6. Kingsberg SA et al. J Sex Med. 2013;10(7):1790 - 1799. 7. North American Menopause Society. Menopause. 2013;20(9):888 - 902. Vulvar and Vaginal Atrophy ( VVA ) is a chronic and progressive condition and is unlikely to resolve without medical intervention 4,5 Symptoms of VVA may include: 6,7 ▪ Dyspareunia (vaginal pain associated with sexual activity) ▪ Vaginal dryness ▪ Vaginal and/or vulvar irritation/itching/burning ▪ Bleeding with sexual activity ▪ Dysuria (pain when urinating) Genitourinary Symptoms (Vulvar and Vaginal Atrophy) Median age of menopause onset is 51 years 1,2 AGE (YEARS) 40 50 60 90 80 70 82 years is the median life expectancy of women today 3 Vasomotor Symptoms

8 8 The Scope of VVA in the US 64 Million Menopausal Women in the US 1 8 1. Wysocki S et al. Clin Med Insights Reprod Health . 2014;8:23 - 30. 2 . Kingsberg SA et al. J Sex Med . 2017;14:413 - 424. 3. IMS Health Plan Claims (April 2008 - Mar 2011). menopausal women have symptomatic VVA 2 ~1 i n 2 or ~32M • 18% (~5.7M) are previous VVA therapy users who have discontinued 2 • 25% (~8M) are current/former Over - the - Counter (OTC) therapy users 2 (~16M) have received treatment 2 50% ...but ONLY are Treated with Prescription VVA Therapy 2,3 7% That means 93% are NOT Treated with Prescription VVA Therapy 2,3

9 9 ▪ Small, digitally inserted, vaginal softgel insert that dissolves completely ▪ Easy to use without the need for an applicator ▪ Mess - free administration ▪ Use any - time of day ▪ L owest approved doses of estradiol 4 mcg and 10 mcg ▪ Efficacy demonstrated as early as 2 weeks (secondary endpoint) and maintained through week 12 ▪ PK data - No increase in systemic hormone levels beyond the normal postmenopausal range* ▪ Mechanism of action and dosing that are familiar and comfortable ▪ No patient education required for dose preparation or applicators ▪ Dose packaging to optimize compliance and convenience  High patient satisfaction resulting in high refill rates IMVEXXY is “Redefining Relief” A highly effective patient experience supported by strong clinical attributes *The clinical relevance of systemic absorption rates for vaginal estrogen therapies is not known.

The image part with relationship ID rId2 was not found in the file. 10 10 Launch Approach Developed to Shift Entrenched Behavior Drive Share Momentum Through New Writers and Share of Existing Writers Drive Early Experience for a Differentiated Product Remove Barriers ▪ Open access approach only works for a product that delivers a good patient experience ▪ $ spent went toward copay program, removed barrier to HCP writing and less expensive than pushing early through DTC ▪ IMVEXXY cost does not change for patient as insurance builds ▪ No new Estrogen product launched since 2000 ▪ Affordability a challenge for patients while insurance builds ▪ Prescribers typically slow writing during this phase because of lack of access ▪ Continuous unlocking of new levers as insurance adjudication normalizes

Imvexxy (estradiol vaginal inserts)

Strong IMVEXXY Launch

IMVEXXY Launch Metrics	
Total paid scripts dispensed to patients[1] (since launch through June 30, 2019)	~244,000
Total paid scripts (June 1-30, 2019)	~37,500
Total patients (since launch through June 30, 2019)	~69,700
Total prescribers[2] (since launch through June 30, 2019)	~12,900

Comparison of Average Weekly & Daily Script Volume (Average Weekly Volume: TRx for month / # days in month * 7 days)		
	For 31 Days in May 2019	For 30 Days in June 2019
Average weekly volume	~8,500	~8,750
Average daily volume	~1,200	~1,250

[1] Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilization of our affordability program. This includes a two week estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.
[2] Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for IMVEXXY.

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For Her. For Life.
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12 12 Launch Results Remain Strong and On - Track: Strategy is Working References: 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. This includes two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical compa ris ons. 2. Osphena and Intrarosa data sourced from Symphony Health Integrated Dataverse . 3. Vagifem data sourced from IQVIA National Prescriber Level Data. All trademarks are the property of their respective owners. ▪ IMVEXXY continues to grow both weekly average volume and daily average volume for June (30 day month) vs May (31 day month ) ▪ Average daily volume for 30 days in June 2019 increased to ~1,250 from ~1,200 for the 31 days in May 2019 *Month 12 for IMVEXXY is June 2019 Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Imvexxy 200 6,300 8,400 13,300 14,400 19,800 23,500 23,600 28,100 31,200 37,700 37,500 Vagifem 25mcg 300 3,500 8,800 12,600 17,800 21,000 24,000 26,700 28,700 36,200 37,200 43,200 45,900 47,900 52,600 48,700 57,700 56,500 Osphena 0 700 1,700 2,700 3,500 5,100 6,100 7,300 9,200 10,500 13,300 14,500 16,600 18,100 19,000 19,400 19,800 20,800 Intrarosa 100 1,400 2,400 3,900 5,100 6,300 6,900 7,600 9,700 10,600 12,600 13,800 14,700 16,500 16,100 19,200 19,200 20,600 8,400 19,800 28,100 37,700 37,500 8,800 21,000 28,700 37,200 43,200 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Imvexxy TRx Launch Comparison

13 13 Average fills for all patients through June 30 , 2019 = 3.5 3 IMVEXXY Patient Adherence 1,2 Month Initial Prescription Filled Average # Fills for those Patients Maximum Allowable Fills Given the Month of Initial Fill Jun 2019 1 Fill 1 Fill May 2019 1.7 Fills 2 Fills Apr 2019 2.4 Fills 3 Fills Mar 2019 2.9 Fills 4 Fills Feb 2019 3.5 Fills 5 Fills Jan 2019 4.0 Fills 6 Fills Dec 2018 4.5 Fills 7 Fills Nov 2018 5.1 Fills 8 Fills Oct 2018 5.4 Fills 9 Fills Sep 2018 6.0 Fills 10 Fills Aug 2018 7.5 Fills 11 Fills 1) Average number of fills per patient is the average number of fills per patient grouped by their initial month on therapy. 2) Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utiliza tio n of our affordability program. 3) Average number of fills for all patients is calculated as Total Rx / Total Patients. Example of calculation: For patients who filled their initial prescription in November 2018, each of those patients averaged 5.1 fills from November 2018 through June 2019 Strong Patient Adherence = Women are Staying on IMVEXXY

14 14 TXMD VVA Market Share References: 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. 1.3% 2.0% 2.7% 3.1% 4.1% 5.5% 6.7% 6.9% 7.3% 8.5% JUL - 18 AUG - 18 SEP - 18 OCT - 18 NOV - 18 DEC - 18 JAN - 19 FEB - 19 MAR - 19 APR - 19 MAY - 19 IMVEXXY VVA Market Share TXMD - TRx

15 15 • Commercial Average Non Preferred Copay is $59 • IMVEXXY co - pay card offer can bring this down to $35 Source: 2018 Employer Health Benefits Survey, Section 9: Prescription Drug Benefits (KFF, Oct. 3, 2018), https://www.kff.org/report - section/2018 - employer - health - benefits - survey - section - 9 - prescription - drug - benefits/ (accessed June 5, 2019). Commercial Payer Update

16 16 Medicare Part D Median Preferred Copay is $40 S ource: Juliette Cubanski , Anthony Damico, and Tricia Neuman, Medicare Part D: A First Look at Precription Drug Plans in 2019 ( Kff , Oct. 16, 2018), https://www.kff.org/report - section/medicare - part - d - a - first - look - at - prescription - drug - plans - in - 2019 - tables/ (accessed June 5, 2019). Medicare Part D Payer Update

Imvexxy (estradiol vaginal inserts)

IMVEXXY Payer Update

~102M Commercial Lives are Unrestricted[2]

TRx Payer Breakdown of FDA-Approved VVA Products[1]



Medicaid
Cash
5%
3%
Medicare Part D 25%
Commercial 67%

Commercial Payer Update[2, 3]

- **Strategy: Continue to seek unrestricted access in a fiscally responsible manner**
- ~102 million lives are unrestricted with the majority being adjudicated at a Non Preferred copay*
- 21 states have greater than 60% unrestricted Commercial access
- IMVEXXY has secured access with the majority of the largest Commercial payers
- CVS and Aetna continue to not cover for the majority of their plan designs
  - Access available with a Non Preferred copay on open plan designs which is ~12% of CVS (~3.5M lives) and ~24% of Aetna (~1.8M lives)
  - Negotiations for all other plans with CVS / Aetna are ongoing seeking financially responsible opportunities to increase access

[1]IMS Data April 2018
[2]Plan numbers as of May 2019 from MMIT
[3]MMIT May 2019 and Account Insights

*Adjudication of claim by payer: IMVEXXY is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy.

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Imvexxy
(estradiol vaginal inserts)

IMVEXXY Payer Update

~12M Medicare Lives are Unrestricted[2]

Medicare Part D Update[1, 2]

- **Strategy: Continue to seek Preferred unrestricted access in a fiscally responsible manner**
- IMVEXXY launched in July 2018, after the 2019 bid cycle was completed.
- ~12 million lives are unrestricted with a majority adjudicating at a Preferred copay (~$40)*
  - Pull through underway with key United Healthcare HCP targets
- 2020 bids submitted for other Medicare Part D plans
  - Plan to finalize these contracts in Q4, 2019 for adjudication in Q1, 2020

[1]Plan numbers as of May 2019 from MMIT
[2]MMIT May 2019 and Account Insights

*Adjudication of claim by payer: IMVEXXY is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy.

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The image part with relationship ID rId2 was not found in the file. 19 19 BIJUVA

Menopause Overview

Menopause represents the natural life-stage transition when women stop having periods as the production of estrogen and progesterone decreases

- May result in physical and emotional symptoms[1]
  - Symptoms include vasomotor symptoms (hot flashes and night sweats), mood changes and vaginal dryness
  - Prolonged lack of estrogen can affect the bones and cardiovascular system
- Estrogen is given to reduce symptoms and other long-term conditions
  - Increased risk for endometrial hyperplasia/endometrial cancer if estrogen unopposed[2]
- Progesterone is given to prevent thickening of the uterine wall when estrogen is used[2]

Vasomotor symptoms are experienced by the majority of women during the menopausal transition[3]

- As many as 74% of menopausal women[4]
- Up to 88% of perimenopausal women[4]

Vasomotor symptoms typically continue for 4 to 5 years following menopause and may last more than 10 years after final menstrual period in some women[5,6]

References

1. National Institutes of Health, National Institute on Aging, https://www.nia.nih.gov/health/publication/menopause, last accessed November 3, 2015. 2. International Journal on Women's Health, http://www.ncbi.nlm.nih.gov/pmc/articles/PMC3897322/ 3. Thurston RC et al. *Obstet Gynecol Clin North Am.* 2011;38(3):489-5014. Rapkin AJ. *Am J Obstet Gynecol.* 2007;196(2):97-106... 5. Freeman EW et al. *Menopause.* 2014;21(9):924-932. 6. Kleinman NL et al. *JOEM.* 2013;55(4):465-470.

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21 21 BIJUVA Product Development Rationale ▪ 2002 Women’s Health Initiative (WHI) study showed that the long - term use of certain synthetic hormones (a combination of medroxyprogesterone acetate and conjugated equine estrogens) increased the risk of breast cancer, stroke, heart attack and blood clots – Prior to BIJUVA, all FDA - approved combination hormonal products contain a synthetic progestin and not a bio - identical progesterone ▪ After WHI, women and healthcare providers shifted to bio - identical hormone therapy as an alternative despite estradiol and progesterone combinations being unapproved drugs for use together ▪ Compounding filled the need for bio - identical hormone therapy ▪ All the major medical societies and the FDA discourage the prescribing of compounded hormones » NEED FOR AN FDA - APPROVED COMBINATION BIO - IDENTICAL HORMONE THEREAPY 1) Symphony Health Solutions PHAST Data powered by IDV; Annual 2015

Current Hormone Therapy Options for Vasomotor Symptoms

After WHI (2002), a majority of women and clinicians shifted to bio-identical hormone therapy[1,2]

FDA-APPROVED		NOT FDA-APPROVED
Combination Synthetic Estrogens + Progestins	**Separate Bio-identical Estradiol & Progesterone**	**Compounded Bio-identical Estradiol + Progesterone**
~ 2.5 million total annual prescriptions[1]	~ 3.9 million total annual prescriptions (each)[2]	12 - 18 million total annual prescriptions[3]
Prempro®, Activella®, Angeliq®, Femhrt®, Climara Pro®, Combipatch®	Oral or transdermal estradiol & Prometrium®	Compounded estradiol + progesterone
FDA-approved	Not FDA-approved to be used together	Not FDA-approved
1 copay	2 copays	Often not covered by insurance
Insurance coverage	Insurance coverage	Almost 100% out of pocket

➢ **NEED FOR AN FDA-APPROVED COMBINATION BIO-IDENTICAL HORMONE THERAPY**

1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018
2) Includes the following drugs: Activella®, FemHRT® , Angeliq®, Generic 17b + Progestins, Prempro®, Premphase®, Duavee®, Brisdelle®
3) Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications

All trademarks are the property of their respective owners.

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Bijuva

BIJUVA is indicated in a woman with a uterus for the treatment of moderate to severe vasomotor symptoms due to menopause

KEY CLINICAL ATTRIBUTES

- First and only bio-identical combination of estradiol to reduce moderate to severe hot flashes combined with progesterone to help reduce the risk to the endometrium
- Strong efficacy and safety data
- Sustained steady state of estradiol
- No clinically meaningful changes in weight or blood pressure
- No clinically meaningful changes in coagulation or lipid parameters
- No clinically meaningful changes in mammograms
- Clinically meaningful improvements in quality of life and sleep disturbance data
- High desired amenorrhea rates (no bleeding)

OTHER KEY ATTRIBUTES

- Once-a-day single oral softgel capsule – only approved continuous combined progesterone product
- No peanut allergen unlike other FDA-approved progesterone products
- One prescription, one copay
- BIJUVA is available in blister packages containing 30 capsules

Bijuva 1mg/100mg
(estradiol and progesterone) capsules

References:
BIJUVA [package insert]. Boca Raton, FL: TherapeuticsMD, Inc; 2019. Lobo RA, et al. *Obstet Gynecol.* 2018;132(1):161-170. Lobo RA, et al. North American Menopause Society Annual Meeting, October 3 – 6, 2018, San Diego, CA, USA, abstract number S-2.

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The image part with relationship ID rId2 was not found in the file. 24 24 Once payer coverage achieved, expand BIO - IGNITE partnerships to access the compounding channel Launched April 17, 2019 Target FDA - approved separate bio - identical E&P pills segment Q2 ~3.9M TRx (each) 1 I $836M 2 TAM 12M – 18M TRx 3 I $2.5B - 3.8B 2 TAM A Large Target Market For BIJUVA 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018 2) Based on WAC pricing of $214.50 3) Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications Q2 Q4

The image part with relationship ID rId2 was not found in the file. 25 25 • Pay No More Than $35* from Day 1 of launch Launch Plan Mirrors IMVEXXY Focused on Driving Early Behavior Change that Leads to Long Term Adoption ▪ $35 or less out - of - pocket cost* ▪ Addresses the cost and coverage concerns which are often barriers to early adoption ▪ “Keep Cool” Early Experience Program drives appropriate patient and prescriber education ▪ Positive early clinical experience has the potential to drive momentum * Offer not valid for patients enrolled in Medicare, Medicaid, or other federal or state health care programs (including any state pharmaceutical assistance programs). Program Terms, Conditions, and Eligibility Criteria apply.

BIJUVA Launch Metrics

Bijuva 1mg/100mg
(estradiol and progesterone) capsules

BIJUVA Launch Metrics	
Total paid scripts dispensed to patients[1] (since launch through June 30, 2019)	~4,600
Total paid scripts (June 1-30, 2019)	~2,600
Total patients (since launch through June 30, 2019)	~2,900
Total prescribers[2] (since launch through June 30, 2019)	~1,700

[1] Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilization of our affordability program. This includes a two week estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.
[2] Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for BIJUVA.

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Bijuva 1mg/100mg (estradiol and progesterone) capsules

BIJUVA Payer Update

~77M Commercial Lives are Unrestricted[2]

TRx Payer Breakdown of FDA-Approved VMS Products[1]


Cash
9%
Medicaid
8%
Medicare Part D
13%
Commercial
70%

Commercial Payer Update[2,3]

- **Strategy: Seek unrestricted access in a fiscally responsible manner**
- BIJUVA clinical and financial reviews are underway with payers
- ~77 million Commercial lives are unrestricted with the majority adjudicating at a Non Preferred copay
- 2 of the top 10 already adjudicating*
- Most additional commercial plans will make a decision in Q3-Q4, 2019 with coverage the following quarter. Any plan we miss could take an additional 6-12 months to secure coverage

*Adjudication of claim by payer: BIJUVA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy.

[1] IMS Data April 2018
[2] Plan numbers as of May 2019 from MMIT
[3] MMIT May 2019 and Account Insights

TherapeuticsMD® For Her. For Life. 27

28 28 Regulatory Environment ▪ Drug Quality and Security Act ▪ Loss of Third - Party Reimbursement ▪ USP <800> – Hazardous Drugs Bio - Ignite = Innovative Collaborative Approach Large, Untapped Market ▪ Over 3,000 physicians are currently writing high volumes of bio - identical hormones ▪ Over 700 pharmacies are currently dispensing high volumes of bio - identical hormones ▪ With marketing reps ▪ HYBRID pharmacy model (filling FDA approved and compounded products) ▪ Changing commercial and regulatory dynamics ultimately driving change in this market ▪ Compounding channel opportunity is ignored by pharmaceutical companies ▪ We want to be where our competition is not

29 29 Goal to activate all current stakeholders involved in the Bio - identical H ormone R eplacement T herapy (BHRT) community , ensuring that TherapeuticsMD’s portfolio has the best national access and uptake possible A Four - Phase Strategic Initiative Phase 1 Initial Outreach Phase 2 Program Dev. Phase 3 IMVEXXY Limited Launch Phase 4 BIJUVA National Rollout 50 - 100 Locations 700+ Locations

30 30 Pharmacy Targeting: ▪ Over 1,750 are high tier targets ▪ These locations produce the highest volume of compounded bio - identical hormone replacement therapy (CBHRT) scripts Program Stats as of June 7, 2019: ▪ Live Accounts: 45 ▪ States Reached: 31 ▪ In Vetting Process: 89 ▪ In Contracting Process: 117 ▪ Unique CBHRT Prescribers Identified not in IMS: 4,459 ▪ 1,202 are identified as high - value CBHRT HCP’s targeted by KAM’s 31 States Reached 45 Live Accounts 1,750 High Tier Targets 117 Contracting 4,459 CBHRT HCP’s

31 31 USP <800> Compliance Deadline December 2019 Key Points: ▪ To protect patients, personnel, and the environment from hazardous drug contamination ▪ Estradiol and progesterone are considered hazardous drugs ▪ Upgrades to be compliant are timely and costly ▪ OSHA has adopted the standards for enforcement Community compounding pharmacies had hoped this would go away, but it did not ▪ Deadline for compliance now very close The U.S. Pharmacopeial Convention (USP) has issued USP General Chapter <800> Hazardous Drug Handling in Healthcare Settings describing practice and quality standards for handling hazardous drugs (HDs) to promote patient safety, worker safety, and environmental protection The practice of pharmacy as we know it today will be changing

32 32 Partnership Types Pharmacy Profiles 1. Will not be USP <800> Compliant • No longer plans to compound BHRT x Bio - Ignite provides access to the greatest subset of BHRT patients and prescribing HCPs 2. Will be USP 800 Compliant • Will still be capable of compounding forms of BHRT x Bio - Ignite provides another option for their location to fill all patient and prescriber needs (not just a compounder) Pharmacy Size and Reach • Single pharmacy location (with/without wholesaler purchasing requirements) • Multi pharmacy location, multi state, not self - distributing model • Self - distributing pharmacy, 10 - 100’s of pharmacy locations

33 33 Why are Community Pharmacies Right for this Opportunity ▪ Compounding pharmacies offer a concierge experience with patients ▪ Available 24/7 and offer cell phone contact ▪ Pharmacy business model has changed significantly over the past few years and will continue to change ▪ Lower reimbursement, increasing costs of compliance ▪ Need to find innovative solutions ▪ Compounding pharmacies opportunities ▪ Increased prescriber access/relationships with HCPs who are not listed as prescribers in IMS ▪ Large female patient demographic ▪ Separate sales force to promote pharmacy offerings ▪ Meet patient demands for FDA - approved BHRT products

34 34 Hybrid Pharmacy Based Rx Model ▪ The “Hybrid” pharmacy - compounding, specialty care and traditional Rxs ▪ Compounders are local community pharmacy providers and have key relationships with physicians and other community based health care providers ▪ Engage regularly with the prescriber community ▪ Pharmacies with a large female demographic ▪ Patient - centric approach establishes patient trust with their pharmacist ▪ Offer services not available with other delivery systems, such as charge accounts, free delivery, consultation services, and a host of others ▪ Ability to readily obtain refills for their patients, perform prior authorizations and other insurance services for their patients ▪ Medication Therapy Management Approach

The image part with relationship ID rId2 was not found in the file. 35 35 ANNOVERA ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system)

36 36 ▪ ANNOVERA approved on August 10, 2018 • Segesterone acetate component of ANNOVERA classified as NCE with 5 year exclusivity ▪ Developed by the Population Council – creator of the best selling long - acting contraceptive products • ParaGard® and Mirena® IUDs ; Norplant® and Jadelle ® implants ® • Motivation was for a long - acting product that doesn’t require a procedure for insertion or removal ANNOVERA - 1 - Year Vaginal System Segesterone Acetate [Nestorone®]/Ethinyl Estradiol First and only patient - controlled , procedure - free , long - lasting , reversible birth control All trademarks are the property of their respective owners.

37 37 1 Lohr , et al. Use of intrauterine devices in nulliparous women. Contraception 95 (2017); 529 - 537 ANNOVERA Key Attributes ACCESS ATTRIBUTES ▪ Market shift to long - acting reversible contraceptives ▪ Offer women a long - term birth control option without requiring a procedure for insertion and removal like IUDs or Implants ▪ Available to all prescribers – no special training, equipment, or inventory ▪ Acceptable for women who haven’t had a child (nulliparous) or are not in a monogamous relationship 1 ▪ “Vaginal System” – the only product in a potential new category of contraception with potential for $0 co - pay ▪ Does not require refrigeration

ANNOVERA Key Attributes

CLINICAL ATTRIBUTES

- Only FDA-approved long-lasting reversible birth control that doesn't require a procedure or repeat visit
  - Empowers women to be in control of their fertility and menstruation
  - ANNOVERA is the only user-directed single 12-month birth control product (used in repeated 4-week cycles for 13 cycles)
- Highly effective in preventing pregnancy when used as directed (97.3%)
- High patient satisfaction in clinical trials (phase 3 acceptability study of 905 women)[1]
  - 89% overall satisfaction, adherence (94.3%) and continuation (78%)
- Softer and more pliable than NuvaRing®
- Only product with new novel progestin - segesterone acetate[2]
  - No androgenic or glucocorticoid effects at contraceptive doses*
- Low rates of discontinuation related to irregular bleeding (1.7%)

[1] Merkatz, Ruth B., Marlena Plagianos, Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. "Acceptability of the Nestorone®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction," *Contraception* 90(5): 514–521.
[2] Narender Kumar, Samuel S. Koide, Yun-Yen Tsong, and Kalyan Sundaram. 2000. *"Nestorone: a Progestin with a Unique Pharmacological Profile,"* Steroids 65: 629-636

*Based on pharmacological studies in animals and in vitro receptor binding studies.

All trademarks are the property of their respective owners.

TherapeuticsMD®
For Her. For Life. 38

The image part with relationship ID rId2 was not found in the file. 39 39 U.S. Contraceptive Market Complete control but no long acting benefits Long - acting benefits without a procedure offering complete control over fertility and menstruation $5B U.S. net sales 1 ~ 90mm annual scripts to ~20 million women 2 ORAL MARKET SIZE: 55% of sales in 2017 1 Long - acting benefits but requires a procedure and does not offer complete control LARC MARKET SIZE: 15.3% 2012 to 2017 1 1. QuintilesIMS MIDAS, QuintilesIMS Analysis, Company filings. 2. Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2017 Oral contraceptive’s continue to lose market share (CAGR - 4.2% 2012 to 2017) to long acting methods 1

40 40 ▪ Broad - based product – a single contraceptive product for most patient and prescriber types ▪ Supports patient preference ▪ Amenable to women of all reproductive ages and demographics ▪ Highly effective ▪ Self - administered, long - lasting product that is reversible ▪ Nulliparous women (never had a child before) ▪ Between children – birth spacing ▪ Women not in monogamous relationships ▪ Ideal for adolescents of reproductive age who don’t want to take a product everyday, but don’t want a procedure or nulliparous or non - monogamous ▪ College women – no need for monthly refills ▪ Women in the military – control fertility for 1 year ANNOVERA Patient Types

The image part with relationship ID rId2 was not found in the file. 41 41 ANNOVERA Launch Approach 3Q 19 4Q 19 1Q20 - 3Q20 Launch limited units to meet inbound demand Align initial sales focus where states mandate coverage while ACA decision is made Full launch with initial focus on OBGYN target overlap with Menopause Products Early consumer focus given how influential women are in the choice of birth control

42 42 ▪ In 2012, the Affordable Care Act (ACA) required all health insurances to cover, without cost - sharing, the full range of contraceptive methods and services approved by the FDA as prescribed for women – 18 methods of birth control – at least one product in each method must be covered with no patient out - of - pocket costs – If a provider recommends a specific option or product, plans must cover it at no cost as well – Expectation that ANNOVERA would become the 19 th method – 1 - year contraceptive vaginal system ▪ Irrespective of ACA mandate, 19 states require insurance plans to cover all contraceptives without a generic equivalent Access to Contraception ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system)

43 43 10 STATES REQUIRE COVERAGE WITH NO COPAY REGARDLESS OF ACA DECISION (~42 Million women in these states) ANNOVERA coverage required with no co - pay BIRTH CONTROL STATE LAWS REGARDLESS OF ACA MANDATES ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system) 1 Data on file (May 2019). 2 Washington State Office of the Insurance Commissioner https://www.facebook.com/WSOIC/photos/starting - in - 2019 - health - plans - in - washington - state - must - cover - all - forms - of - birth - /2485878528095084/ (accessed July 5, 2019). 2 1

44 44 ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system) ANNOVERA coverage required with co - pay 9 STATES REQUIRE COVERAGE WITH COPAY REGARDLESS OF ACA DECISION (~25 Million women in these states) BIRTH CONTROL STATE LAWS REGARDLESS OF ACA MANDATES 1 1 Data on file (May 2019).

45 45 New Pricing Pressures 2019 US Payer Environment is Rapidly Evolving ▪ Authorized generics and lower WAC strategies are impacting rebate guarantees ▪ Rebate and Admin Fee pass through (transparency) tightening profitability ▪ HHS Proposed Rule may reshape prescription drug prices ▪ FDA approves Novartis’ $2.1 million gene therapy – making it the world’s most expensive drug ▪ Acquisitions All trademarks are the property of their respective owners.

46 46 The Power of 3 in the Payer World ▪ Establishes TXMD as key Women’s Health product leader ▪ Back negotiating with the same Women’s Health contacts at the payers ▪ Contract amendments in larger category with little Medicare Part D overall ▪ Introduced TXMD to the Women’s Health contacts in the payer community ▪ Started base contracts from scratch in Commercial and Medicare ▪ Smallest category of the portfolio with highest Medicare Part D patient population and longest time lag to access ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system) ▪ Establishes TXMD as a Women’s Health company with products across the life stages ▪ Back again with the same payer contacts ▪ Largest Women’s Health Category with no Medicare Part D ▪ ACA and State mandates exist in birth control category Target Timeline for Insurance Coverage from Launch • 3 - 4 Quarters Commercial • Part D not viewed as material at this point • 1 - 3 Quarters from launch. • ACA / 19 th Category Designation decision by FDA will impact • 4 Quarters Commercial • 6 Quarters for Part D Expected widespread insurance coverage across the portfolio in 1 st Half, 2020

47 47 HOW STRATEGY, PLAN, AND MODEL COME TOGETHER

48 48 IMVEXXY Model Different Than Typical Pharmaceutical Launch Gross Revenue Patient Copay Assistance Wholesale Costs Pharmacy Discounts Payer Rebates Returns, Allowances & Other Accruals Where We Focused Sales Cost Realized; Marketing Cost substituted for Copay Assistance Net Revenue Cost of Sales Gross Margin Sales & Marketing Cost Copay Assistance substituted for Marketing Cost

49 49 Example : How a Prescription is Paid & the Impact on Manufacturer Column A Column B Column C Column D Patient’s Insurance Doesn’t Cover Product Yet Commercial Insurance Used w/ Patient Deductible Not Yet Met & High Deductible Plans Commercial Insurance Used w/ Average Copay Medicare Part D Insurance Used w/ Average Copay Payment from Copay Card (cost to Manufacturer) $200 $200 $40 $0 Payment from Insurance Company $0 $0 $160 $195 Payment from Patient $ 35 $ 35 $ 35 $ 40 Total Amount Received by Pharmacy $235 $235 $235 $235 ▪ For columns A and B, the copay card covers most of the cost of the product for the patient ▪ For columns C and D, the insurance company pays most of the cost of the product for the patient

50 50 How Adjudication Rate Will Change Over Time: NOW Column A Column B Column C IMVEXXY No Insurance Commercial Insurance Medicare Eligible Patients % of Business 5% 61% 35% % Adjudicated 0% 47% 7% Contribution to Overall Adjudication Rate 0% 29% 2% Overall Adjudication Rate 31% Column A Column B Column C BIJUVA No Insurance Commercial Insurance Medicare Eligible Patients % of Business 8% 82% 9% % Adjudicated 0% 30% 0% Contribution to Overall Adjudication Rate 0% 25% 0% Overall Adjudication Rate 25% % of Business % of Claims Being Covered Overall Adjudication Rate Charts are based on May Actuals

51 51 Target Adjudication Rate at Fully Established Insurance Coverage % of Business % of Claims Being Covered Overall Adjudication Rate Column A Column B Column C IMVEXXY No Insurance Commercial Insurance Medicare Eligible Patients % of Business 8% 68% 24% % Adjudicated 0% 75% 65% Contribution to Overall Adjudication Rate 0% 51% 17% Overall Adjudication Rate 68% Column A Column B Column C BIJUVA No Insurance Commercial Insurance Medicare Eligible Patients % of Business 8% 82% 10% % Adjudicated 0% 75% 65% Contribution to Overall Adjudication Rate 0% 62% 7% Overall Adjudication Rate 69%

52 52 Launch in 10 - 19 states Launch BIO - IGNITE SM Top 10 commercial payers decisions Annual and high deductibles met Gain IMVEXXY commercial coverage, target HCPs with covered lives Q3/Q4 2019 TXMD Power of the Portfolio ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system) Expected widespread insurance coverage for all products Additional Med D contracts secured Launch full scale Limited Launch

53 Financial Update ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system)

54 54 $300M Non - Dilutive Term Loan Financing Secured Amount ($) TXMD Company Milestone 1 Anticipated Timing Tranche 1 $200 million Closing of the facility Completed in April 2019 Tranche 2 $50 million Designation of ANNOVERA as a new category of birth control by the U.S. Food and Drug Administration on or prior to December 31, 2019 Second Half of 2019 Tranche 3 $50 million Achieving $11 million in net revenues from IMVEXXY, BIJUVA and ANNOVERA for the fourth quarter of 2019 First Quarter of 2020 $200M accessed to date with up to a dditional $100M through Specific Company Milestones 1. TXMD Company Milestones are draw triggers for additional tranches of funding only and are not affirmative covenants that the company must otherwise meet. Ability to draw additional tranches is also subject to satisfaction (or waiver) of other customary conditions precedent.

55 55 The Power of the Portfolio at Peak Sales $1B Percent of Market Based on Patient Count of 2.3M and 4 fills per year Average Net Revenue / Unit 20% 30% 40% 50% $ 60 $ 110,400,000 $ 165,600,000 $ 220,800,000 $ 276,000,000 $ 80 $ 147,200,000 $ 220,800,000 $ 294,400,000 $ 368,000,000 $ 100 $ 184,000,000 $ 276,000,000 $ 368,000,000 $ 460,000,000 Addressable Birth Control Market NRx 28,000,000 Addressable NuvaRing Market NRx 1,200,000 Percent of Overall Market for Birth Control / Percent of NuvaRing Market of NRx Average Net Revenue / Unit 1.0% / 23% 1.5% / 35% 2.0% / 47% 2.5% / 58% $ 1,000 $ 280,000,000 $ 420,000,000 $ 560,000,000 $ 700,000,000 $ 1,500 $ 420,000,000 $ 630,000,000 $ 840,000,000 $ 1,050,000,000 $ 1,750 $ 490,000,000 $ 735,000,000 $ 980,000,000 $ 1,225,000,000 Total Addressable FDA Market 3,800,000 Total Addressable Compounding Market 12,000,000 Percent of Addressable Market Average Net Revenue / Unit 20% 25% 35% 40% $ 60 $ 189,600,000 $ 237,000,000 $ 331,800,000 $ 379,200,000 $ 80 $ 252,800,000 $ 316,000,000 $ 442,400,000 $ 505,600,000 $ 100 $ 316,000,000 $ 395,000,000 $ 553,000,000 $ 632,000,000

56 56 2019 TXMD Quarterly Financial Guidance FDA - Approved Drugs Net Revenue Prenatal Vitamins Net Revenue Total TXMD Net Revenue 1Q2019 Actual 2Q2019 Expectation 3Q2019 Expectation 4Q2019 Expectation FY2019 Expectation $2.0M $1.9M $3.9M $2.5 - 3.0M $2.0 - 2.5M $4.5 - 5.5M $4.5 - 6.5M $1.75 - 2.25M $6.25 - 8.75M $11 - 13M $1.5 - 2.0M $12.5 - 15M $20 - 24.5M $7.15 - 8.65M $27.1 - 33.1M

57 57 2019 TXMD Annual Financial Guidance FDA - Approved Drugs Net Revenue Prenatal Vitamins Net Revenue Total TXMD Net Revenue FY2018 Actual FY2019 Expectation y/y growth 1 $1.0M $15M $16M $20 - 24.5M $7.15 - 8.65M $27.1 - 33.1M 2,125% (47%) ~88% 1. y/y growth calculated at midpoint of guidance ▪ Important Guidance Notes: ▪ As our sales force focus shifts to our FDA - approved drugs and payer headwinds continue to increase for prenatal vitamins, we anticipate prenatal vitamins will continue to become a smaller percentage of overall company revenues

58 58 TXMD: Financial Snapshot Shares Outstanding 241.2M (as of May 1, 2019 ) Cash $122M (as of March 31, 2019 ) Listing Exchange Insider Ownership ~15% (as of March 31, 2019 ) * $300 million non - dilutive term loan facility with TPG Sixth Street Partners (TSSP) entered into on April 24, 2019. The initial tranche of $200 million was drawn on April 24, 2019, with additional tranches of $50 million available to the company upon the designati on of ANNOVERA as a new category of contraception by the U.S. Food and Drug Administration on or prior to December 31, 2019 and ano the r $50 million available to the company upon achieving $11 million in net revenues from IMVEXXY, ANNOVERA and BIJUVA for the fou rth quarter of 2019. A portion of the proceeds ($81M) from the initial tranche of the TSSP facility was used to repay all amounts o utstanding under the company’s prior credit facility. TSSP Facility $300M*

The image part with relationship ID rId2 was not found in the file. 59 59 CONTRACEPTION PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE VASOMOTOR SYMPTOMS DYSPAREUNIA (Vulvar & Vaginal Atrophy) REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system) ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system) Prenatal Vitamins The Power of a Women’s Health Portfolio

60 60 ANNOVERA ™ Appendix ( segesterone acetate and ethinyl estradiol vaginal system)

Imvexxy
(estradiol vaginal inserts)

Model To Change Behavior Is Working

Scripts are accelerating while adjudication is increasing and adherence (staying on therapy) is growing

IMVEXXY Launch Metrics	
Total paid scripts dispensed to patients[1] (since launch through June 30, 2019)	~244,000
Total paid scripts (June 1 - 30, 2019)	~37,500
Total patients (since launch through June 30, 2019)	~69,700
Total prescribers[2] (since launch through June 30, 2019)	~12,900

[1] Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilization of our affordability program. This includes a one week estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.
[2] Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for IMVEXXY.

TherapeuticsMD
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61

62 62 Example : Relationship of Cost of Copay Card vs Net Revenue Driven by Insurance Adjudication Qtr 3 2018 Qtr 4 2018 Qtr 1 2019 Qtr 2 2019 Qtr 3 2019 Qtr 4 2019 Qtr 1 2020 Qtr 2 2020 Qtr 3 2020 Qtr 4 2020 Relative Cost of Patient Affordability Programs Impact on Net Revenue from Payer Coverage Adjudication Rate At Launch Normalization

IMVEXXY Product Characteristics Compare Favorably[1-9]

	Estrogens				Non-estrogens	
Product	Estrace® Cream (estradiol vaginal cream, USP, 0.01%)[1]	Premarin® (conjugated estrogens) Vaginal Cream[2]	Vagifem® (estradiol vaginal inserts)[4]	IMVEXXY® (estradiol vaginal inserts)[5]	Intrarosa® (prasterone) vaginal inserts[7]	Osphena® (ospemifene) tablets, for oral use[8]
				 Imvexxy	 Intrarosa	
	Allergan	Pfizer	Novo Nordisk	TherapeuticsMD For Her. For Life.	amag	DUCHESNAY USA
FDA approval	1984	1978	1999	2018	2016	2013
TRx MSB Dollars of Brand & Generic 2018[9]	$540,000,000	$462,226,000	$420,030,000	$44,000,000	$35,001,000	$73,908,000
2018 Total Units[9]	1,902,000	1,220,000	1,500,000	205,500 (10 months)	169,000	218,000
Method of administration	Vaginal cream	Vaginal cream	Vaginal insert	Vaginal insert	Vaginal insert	Oral tablet
Application	Reusable vaginal applicator- cream	Reusable vaginal applicator- cream	Disposable vaginal applicator- tablet	No applicator needed- softgel vaginal insert	Disposable vaginal applicator- bullet insert	Oral daily tablet
Active ingredient	100 mcg estradiol	625 mcg/g conjugated equine estrogens	10 mcg estradiol	4 mcg or 10 mcg estradiol	6,500 mcg prasterone	60,000 mcg ospemifene
Average maintenance dose	100 mcg 2x/week	312.5 mcg 2x/week	10 mcg 2x/week	4 mcg or 10 mcg 2x/week	6,500 mcg daily	60,000 mcg daily
WAC package price (2018)[10]	$314.87 (42.5-g tube)	$355.77 (30-g tube)	$170.16 (8 tablets)	$180.00 (8 softgel capsules)	$185.50 (28 inserts)	$611.39 (90 tablets)
WAC 30-day supply (2018)[10]	$104.96	$118.59	$170.16	$180.00	$198.75	$203.80

References: **1.** Estrace Vaginal Cream [package insert]. Irvine, CA: Allergan USA, Inc.; 2017. **2.** Premarin Vaginal Cream [package insert]. Philadelphia, PA: Wyeth Pharmaceuticals Inc., a subsidiary of Pfizer Inc.; 2017. **3.** Estring [package insert]. New York, NY: Pharmacia & Upjohn Company LLC, a subsidiary of Pfizer Inc.; 2017. **4.** Vagifem [package insert] Plainsboro, NJ: Novo Nordisk Inc.; 2017. **5.** IMVEXXY [package insert]. Boca Raton, FL: TherapeuticsMD, Inc; 2019. **7.** Intrarosa [package insert]. Waltham, MA: AMAG Pharmaceuticals, Inc.; 2017. **8.** Osphena [package insert]. Florham Park, NJ: Shionogi Inc.; 2015. **9.** Symphony Health Solutions PHAST Data powered by IDV; Annual 2018 and Imvexxy is 10 months data through May 2019 [a. [2017 Estrace and generics (Teva, Mylan, Impax & Alvogen) and 2017 Vagifem, Yuvafem (authorized generic of Vagifem), and Teva generic] **10.** AnalySource. June 2018.

There have been no head-to-head trials between IMVEXXY and any of the products listed above.
All trademarks are the property of their respective owners.
Abbreviations: WAC, wholesale acquisition cost.

TherapeuticsMD® For Her. For Life. 63

ANNOVERA Key Attributes

	Oral Contraceptives	Vaginal Ring NuvaRing®	Contraceptive Injection	Vaginal System ANNOVERA™	IUDs
Duration of Action	Daily pill intake	1 month (21/7 regimen)	3 months	1 year (21/7 regimen)	3-10 years
Patient Control	Stop at any time	Removable at any time	Stop at any time, but residual effects for 3 months	Removable at any time	Procedure required
Nulliparous Women	Yes	Yes	Yes	Yes	Not universally acceptable
Product Administrati on	Oral intake	Patient administered flexible ring	Physician in-office injection every 3 months	Patient administered Soft and pliable vaginal system	Physician in-office procedure for insertion and removal
Patient Convenience	Daily pill presents compliance and adherence risks; potential increase in unplanned pregnancies	Monthly pharmacy visit	Physician in-office injection, prescriber stocking required	1 doctor's visit, annual pharmacy visit	Physician in-office procedure, prescriber stocking required
Healthcare Provider Convenience	Filled at pharmacy	Filled at pharmacy; Refrigeration required prior to being dispensed	Prescriber required to hold inventory	Filled at pharmacy; No refrigeration; No inventory or capital outlay	Prescriber required to hold inventory
Yearly WAC	Lo Loestrin® Fe: $1,829.36	NuvaRing® $2,114.19	Depo-Provera® $799.12	$1,800-$2,100	Liletta® $749.40 + $425.25 for insertion/removal Plus office visits and screenings

All trademarks are the property of their respective owners.

TherapeuticsMD®
For Her. For Life.
64

65 65 Top Contraceptive Products Based on Revenue Company filings; Net sales as reported in 2018 company filings. $750 $528 $495 $722 $0 $300 $600 $900 MIRENA IUD FAMILY (INCLUDES MIRENA, KYLEENA & SKYLA) LO LOESTRIN FE BIRTH CONTROL PILL NEXPLANON IMPLANT NUVARING 2018 Net Revenue (mm) Net Revenue (mm) This includes 3

66 66 Overview of TXMD’s Patents • As of June 7, 2019, TherapeuticsMD’s patent portfolio includes: • 293 patent applications: • 24 issued U.S. patents • 12 U.S. patents have been listed in the Orange Book for BIJUVA • 3 U.S. patents have been listed in the Orange Book for IMVEXXY • 27 issued international patents • TXMD currently has international patents or patent applications in: • Argentina • Israel • Australia • Japan • Brazil • Mexico • Canada • New Zealand • China • Russia • Europe • South Africa • Hong Kong • South Korea

67 67 Overview of TXMD’s Patents for BIJUVA and IMVEXXY BIJUVA Patent Summary Formulation and Method Claims US Issued / Allowed 12* / 0 Expiration 2032 US Patents Pending 8 International Patents Granted 5 International Patents Pending 52 International Coverage AR, AU, BR, CA, CN, EU, IL, MX, NZ, JP, KR, RU, ZA Expiration No earlier than 2032 IMVEXXY Patent Summary Formulation and Method Claims; Design Patent US Issued / Allowed 4 / 3 Expiration No earlier than 2032 US Patents Pending 11 International Patents Granted 13 International Patents Pending 33 International Coverage AR, AU, BR, CA, EU, HK, IL, MX, NZ, JP, KR, RU, ZA Expiration No earlier than 2033 • Patents of June 7, 2019. This number does not include the 3 issued U.S. patents that cover the 0.25/50, 0.5/50, and 0.5/100 E+P dosage strengths